UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2026

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this "Amendment") is being filed as a supplement to the Current Report on Form 8-K filed by La Rosa Holdings Corp., a Nevada corporation (the "Company"), on May 27, 2026 (the "Original Report"). The Original Report was filed to report, among other things, the filing by the Company of a Certificate of Designation of Preferences, Rights, and Limitations of Series D Preferred Stock (the "Series D Certificate of Designation") with the Secretary of the State of Nevada (the "Nevada Secretary of State"). This Amendment amends the Original Report solely to: (i) replace exhibit 3.1 to the Original Report with the Series D Certificate of Designation filed herewith, which includes the Nevada Secretary of State's filing confirmation stamp, (ii) update the disclosure regarding the Series Certificate of Designation in Item 5.03 of the Original Report as set forth below, (iii) disclose hereby that the Company subsequently filed with the Nevada Secretary of State a Certificate Correction with respect to the Series D Certificate of Designation in order to correct an error in the original Series D Certificate of Designation filed with the Nevada Secretary of State, and (iv) add that Certificate of Correction to the Item 9.01 of the Original Report by filing the same herewith as Exhibit 3.2.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2026, the Company filed with the Nevada Secretary of State a Certificate of Correction (the “Certificate of Correction”) to the Certificate of Designation of Series D Preferred Stock to correct an inadvertent error in the authorized number of shares of Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), that the Company is authorized to issue by modifying Section 1 of the Certificate of Designation of Series D Preferred Stock to correctly state that the number of authorized shares of Series D Preferred Stock is 500 shares instead of 250 shares. The Company also corrected references to the Securities Purchase Agreement and Subscription Date in the Certificate of Designation as having effective dates of May 27, 2026 rather than May 26, 2026.

The foregoing description of the Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the Certificate of Correction, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series D Convertible Preferred Stock of the Company
3.2	Certificate of Correction of the Certificate of Designation of Series D Preferred Stock, filed May 27, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Certain personal information in this Exhibit has been omitted in accordance with Regulation S-K Item 601(a)(6).

^	Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2026	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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